SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: February 22, 2001
(Date of earliest event reported)

Commission File No. 333-48720



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney Inc. and Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
      (99)                               Computational Materials
                                         prepared by Salomon Smith
                                         Barney Inc. and Banc of
                                         America Securities LLC in
                                         connection with Wells Fargo
                                         Asset Securities Corporation,
                                         Mortgage Pass-Through
                                         Certificates, Series 2001-4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION

February 22, 2001

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               ------------
   (99)                 Computational Materials                         (P)
                        prepared by Salomon Smith
                        Barney Inc. and Banc of
                        of America Securities LLC
                        in connection with Wells
                        Fargo Asset Securities
                        Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2001-4.